SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 27, 2004
Date of earliest event reported: January 24, 2004

ADVANCED FIBRE COMMUNICATIONS, INC.

A Delaware Corporation	Commission File Number: 0-28734	I.R.S. Employer Identification No.
68-0277743

1465 North McDowell Boulevard
Petaluma, California 94954

Telephone: (707) 794-7700

Item 12. Results of Operations and Financial Condition
SIGNATURE
EXHIBIT INDEX
Exhibit 99.1

Item 12. Results of Operations and Financial Condition.

On January 27, 2004, Advanced Fibre Communications, Inc. issued a press release announcing the financial results of its fiscal year 2003 and fourth quarter ended December 31, 2003. The press release is attached hereto as Exhibit 99.1. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

Exhibit No.	Description

99.1	Press release dated January 27, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCED FIBRE COMMUNICATIONS, INC.

Date: January 27, 2004	By:	/s/ Keith E. Pratt

	Name:	Keith E. Pratt
	Title:	Senior Vice President, Chief Financial Officer And Assistant Secretary (Duly Authorized Signatory and Principal Financial Officer)

1

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated January 27, 2004.

2